UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported):  April 25, 2011

CNS RESPONSE, INC.
(Exact name of Company as specified in its charter)

Delaware	0-26285	87-0419387
(State or other	(Commission File No.)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

85 Enterprise, Suite 410
Aliso Viejo, CA 92656
(Address of principal executive offices)

(714) 545-3288
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

           The description of the 2011 Purchase Agreement (as defined below) is incorporated by reference to Item 2.03 hereof and Item 2.03 of the Company’s current report on Form 8-K/A filed on March 3, 2011 (File No. 000-26285) (the “March 3 8-K/A”).   The description of the Monarch Engagement Agreement (as defined below) is incorporated by reference to Item 2.03 hereof and Item 2.03 of the March 3 8-K/A.  The description of the Antaeus Engagement Agreement (as defined below) is incorporated by reference to Item 2.03 hereof.  The 2011 Purchase Agreement and the Monarch Engagement Agreement are filed as exhibits to the Company’s current report on  Form 8-K filed on March 1, 2011 (File No. 000-26285) (the “March 1 8-K”) and the Antaeus Engagement Agreement is filed as an exhibit hereto.  The text of all such agreements is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, between January 20, 2011 and April 15, 2011, CNS Response, Inc. (“we” or “the Company”)  issued subordinated convertible promissory notes (the “Unsecured Notes”) in an aggregate principal amount of $1,950,000 and warrants to purchase 3,249,994 shares of common stock to accredited investors, in connection with a private placement pursuant to a note and warrant purchase agreement (the “2011 Purchase Agreement”), under which we can issue up to $5 million in aggregate principal amount of Unsecured Notes and related warrants.

On April 25, 2011, we issued additional Unsecured Notes in the aggregate principal amount of $250,000 and related warrants to purchase 416,666 shares of common stock pursuant to the 2011 Purchase Agreement to SAIL Venture Partners, L.P. and one of its affiliates, SAIL 2010 Co-Investment Partners, L.P. ($125,000 in Unsecured Notes and 208,333 in related warrants to each). Our director David Jones is a managing partner of SAIL Venture Partners, L.P.

Also on April 25, 2011, we issued Unsecured Notes and related warrants pursuant to the 2011 Purchase Agreement in the aggregate principal amount of $150,000 and related warrants to purchase 250,000 shares of common stock were issued to an accredited investor.

              Previously on April 22, 2011, we issued Unsecured Notes and related warrants pursuant to the 2011 Purchase Agreement. The Unsecured Notes in the aggregate principal amount of $150,000 and related warrants to purchase 250,000 shares of common stock were issued to an accredited investor

In aggregate we received net proceeds of $517,000 from the transactions on April 22, 2011 and April 25, 2011, after accruing for $33,000 to be paid to the placement agents as described below.

Monarch Capital Group LLC (“Monarch”) has acted as non-exclusive placement agent with respect to the placement of the Unsecured Notes in the aggregate principal amount of $150,000 and related warrants on April 25, 2011, pursuant to an engagement agreement, dated  January 19, 2011, between us and Monarch (the “Monarch Engagement Agreement”).  In connection with acting as non-exclusive placement agent with respect to such placement, Monarch has received aggregate cash fees of $15,000, an aggregate cash expense allowance of $3,000, and five-year warrants (“Placement Agent Warrants”) to purchase an aggregate of up to 50,000 shares of our common stock at an exercise price of $0.33 per share.

Antaeus Capital, Inc. (“Antaeus”) has acted as non-exclusive placement agent with respect to the placement of Unsecured Notes in the aggregate principal amount of $150,000 and related warrants on April 22, 2011, pursuant to an engagement agreement, dated April 15, 2011, between us and Antaeus (the “Antaeus Engagement Agreement”). Under this agreement, in return for its services as non-exclusive placement agent, Antaeus is entitled to receive (a) a cash fee equal to 10% of the gross proceeds raised from the sale of Unsecured Notes to investors introduced to us by Antaeus and (b) Placement Agent Warrants to purchase our common stock equal to 10% of the gross amount of securities sold to such investors. The Placement Agent Warrants have an exercise price equal to 110% of the conversion price of the Unsecured Notes and an exercise period of five years. The terms of the Placement Agent Warrants, except for the exercise price and period, are identical to the terms of the warrants related to the Unsecured Notes. In connection with acting as nonexclusive placement agent with respect to Unsecured Notes in the aggregate principal amount of $150,000 and related warrants, Antaeus will receive aggregate cash fees of $15,000 and Placement Agent Warrants to purchase an aggregate of up to 50,000 shares of our common stock at an exercise price of $0.33 per share.

The descriptions of the Unsecured Notes, related warrants, 2011 Purchase Agreement, Monarch Engagement Agreement and Placement Agent Warrants are included in Item 2.03 of the March 3 8-K/A and are incorporated herein by reference thereto.  The Form of Unsecured Note, Form of related warrant, 2011 Purchase Agreement, Form of Placement Agent Warrant and Monarch Engagement Agreement are filed as exhibits to the March 1 8-K, and are incorporated herein by reference thereto.  The Antaeus Engagement Agreement is filed as Exhibit 10.3 hereto and is incorporated herein by reference thereto.

Item 3.02	Unregistered Sales of Equity Securities.

The description of the Unsecured Notes, related warrants and Placement Agent Warrants is incorporated herein by reference to Item 2.03 hereof and Item 2.03 of the March 3 8-K.  The Form of Unsecured Note, Form of related warrant and Form of Placement Agent Warrant are filed as exhibits to the March 1 8-K, and are incorporated herein by reference thereto.

The Unsecured Notes, related warrants and Placement Agent Warrants were issued by the Company under the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, as they were issued to accredited investors, without a view to distribution, and were not issued through any general solicitation or advertisement.

Item 9.01	Financial Statements and Exhibits.

Exhibit 4.1	Form of Note.*

Exhibit 4.2	Form of Warrant.*

Exhibit 4.3	Form of Placement Agent Warrant.*

Exhibit 10.1	Note and Warrant Purchase Agreement, dated as of January 20, 2011.*

Exhibit 10.2	Engagement Agreement, dated January 19, 2011, between the Company and Monarch Capital Group, LLC.*

Exhibit 10.3	Engagement Agreement, dated April 15, 2011, between the Company and Antaeus Capital, Inc.
______________________________
*  Incorporated herein by reference to the corresponding exhibit to the Company’s current report on Form 8-K filed on March 1, 2011.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Response, Inc.

	By:	/s/ Paul Buck
April 29, 2011		Paul Buck
Chief Financial Officer